For the nine months ended September 30, 2017, the net asset value per Common Share increased 13.38% while the investment return to our stockholders increased by 16.22%. By comparison, our benchmark, the Standard & Poor’s 500 Stock Index (including income), increased 14.25%. For the twelve months ended September 30, 2017, the return on the net asset value per Common Share increased by 16.97%, and the return to our stockholders increased by 21.88%; these compare with an increase of 18.63% for the S&P 500. During both periods, the discount at which our shares traded continued to fluctuate and on September 30, 2017, it was 14.9%.

As detailed in the accompanying financial statements (unaudited), as of September 30, 2017, the net assets applicable to the Company’s Common Stock were $1,121,662,587 equal to $42.33 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 2017 was $129,214,623. During this period, the net realized gain on investments sold was $83,826,027 and the increase in net unrealized appreciation was $46,355,149. Net investment income for the nine months was $7,517,426. Distributions to preferred shareholders amounted to $8,483,979 and distributions to common shareholders totaled $5,423,646. During the nine months, the Company also repurchased 723,539 of its shares at a cost of $24,663,082, an average discount to net asset value of 15.8%.

The ramp up in worldwide equity prices that began last year has continued with extraordinarily low volatility. Technology company share prices have played a signifi-cant role in the rally as have a few other select sectors.

Valuations remain elevated relative to history, but may be explained by the synchronized global economic expansion, in conjunction with still low interest rates throughout much of the world, and increased investors’ growth expectations. Profit margins and multiples appear to have also stabilized at historically high levels. As a result, analysts expect earnings, as reflected in the S&P 500, to grow 12% in 2017 and 11% in 2018, assuming that the U.S. administration’s tax reform proposals are adopted. It is important to note that 2018 earnings expectations, without adoption of the tax reform package, are significantly less with a number of analysts projecting an increase of only 4.5% on average. It seems reasonable to assume, therefore that anticipated tax and regulatory relief in the United States has been an integral part of the stock market’s advance this year.

The Federal Reserve continues to project further interest rate increases, but the pace of those anticipated changes appears to have moderated somewhat as inflation has failed to materialize to a degree large enough to warrant acceleration. With Quantitative Easing (QE) in the U.S. now ended and the subsequent move to reduce Federal

Reserve assets occurring, it is arguable that these policy changes could be disruptive to the economy and markets. However, rate hikes and balance sheet reduction will likely be related to changing fiscal policy responses and appearance, if any, of inflation’s resurgence. The Fed is unlikely to damage the extraordinary protection it has afforded the U.S. economy with a sizeable reduction in its balance sheet or a rapid increase in interest rates. The cost of reinitiating QE from a reputation perspective and the necessary scale would exact a high cost on the Federal Reserve. Thus, it would appear “slow and steady” has emerged as the default position in the current environment.

Employment markets remain competitive for skilled workers and wages have been rising in response, albeit modestly. Consumer credit shows some stress as subprime borrowers are struggling with car loans and elevated consumer and college debt. And though there has been ample political volatility in the past year, little of that has translated to market volatility.

In short, the economic environment continues to modestly improve, aside from recent storm impacts, interest rates remain historically low, earnings growth expectations have improved, especially with tax reform in the wings, while inflation may tick modestly higher as excess capacity slowly unwinds. Thus, the relatively benign economic and interest rate environment has enabled markets to remain at higher than normal valuations amidst elevated corporate margins. Though corrections occur frequently in financial market history, the end of the bull market is currently difficult to see without a significant catalyst. And though we can think of a few that could derail the market’s advance, the probabilities seem more favorable for a continuation of the current environment.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through September 30, 2017. It can be accessed on the internet at www.genera-lamericaninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Jeffrey W. Priest

President and Chief Executive Officer

October 18, 2017

				Value
	Shares	COMMON STOCKS		(note 1a)
CONSUMER	AUTOMOBILES AND COMPONENTS (1.3%)
DISCRETIONARY	1,264,063	Ford Motor Company	(Cost $16,174,723)	$15,130,834
(14.4%)
	MEDIA (1.4%)
	15,000	Charter Communications, Inc. (a)		5,451,300
	607,845	Regal Entertainment Group		9,725,520
			(Cost $17,124,360)	15,176,820
	RETAILING (11.7%)
	20,000	Amazon.com, Inc. (a)		19,227,000
	335,779	Liberty Expedia Holdings, Inc. (a)		17,833,223
	321,599	Liberty Interactive Corporation, Series A (a)		18,508,022
	345,000	Macy’s, Inc.		7,527,900
	919,768	The TJX Companies, Inc.		67,814,495
			(Cost $56,853,719)	130,910,640
			(Cost $90,152,802)	161,218,294

CONSUMER	FOOD, BEVERAGE AND TOBACCO (11.2%)
STAPLES	220,000	Danone (France)		17,250,094
(15.3%)	93,210	Diageo plc ADR (United Kingdom)		12,315,837
	450,000	Nestle S.A. (Switzerland)		37,681,983
	195,000	PepsiCo, Inc.		21,728,850
	625,000	Unilever N.V. (Netherlands/United Kingdom)		36,948,288
			(Cost $60,723,128)	125,925,052
	FOOD AND STAPLES RETAILING (4.1%)
	118,781	Costco Wholesale Corporation		19,514,531
	130,000	CVS Health Corporation		10,571,600
	200,000	Wal-Mart Stores, Inc.		15,628,000
			(Cost $30,134,977)	45,714,131
			(Cost $90,858,105)	171,639,183

ENERGY	173,000	Anadarko Petroleum Corporation		8,451,050
(5.2%)	1,140,947	Cameco Corporation (Canada)		11,032,957
	1,200,000	Ensco plc - Class A (United Kingdom)		7,164,000
	3,830,440	Gulf Coast Ultra Deep Royalty Trust (a)		172,370
	420,000	Halliburton Company		19,332,600
	1,721,159	Helix Energy Solutions Group, Inc. (a)		12,719,365
			(Cost $48,162,160)	58,872,342

FINANCIALS	BANKS (1.6%)
(20.0%)	110,000	M&T Bank Corporation	(Cost $560,176)	17,714,400
	DIVERSIFIED FINANCIALS (4.8%)
	165,000	American Express Company		14,925,900
	205,000	JPMorgan Chase & Co.		19,579,550
	390,000	Nelnet, Inc.		19,695,000
			(Cost $15,221,881)	54,200,450
	INSURANCE (13.6%)
	154,552	Aon plc (United Kingdom)		22,580,047
	400,000	Arch Capital Group Ltd. (a) (Bermuda)		39,400,000
	245,000	Axis Capital Holdings Limited (Bermuda)		14,040,950
	110	Berkshire Hathaway Inc. Class A (a) (b)		30,221,400
	110,000	Everest Re Group, Ltd. (Bermuda)		25,122,900
	400,000	MetLife, Inc.		20,780,000
			(Cost $38,059,971)	152,145,297
			(Cost $53,842,028)	224,060,147

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES
HEALTH CARE	867,600	Arantana Therapeutics, Inc. (a)		$5,318,388
(9.4%)	155,000	Celgene Corporation (a)		22,602,100
	463,600	Gilead Sciences, Inc.		37,560,872
	284,942	Intra-Cellular Therapies, Inc. (a)		4,496,385
	200,191	Merck & Co., Inc.		12,818,230
	347,213	Paratek Pharmaceuticals, Inc. (a)		8,715,046
	380,808	Pfizer Inc.		13,594,846
	237,504	Repros Therapeutics Inc. (a)		76,001
			(Cost $47,765,358)	105,181,868

	CAPITAL GOODS (6.3%)
INDUSTRIALS	189,131	Eaton Corporation plc (Ireland)		14,523,369
(10.9%)	870,000	General Electric Company		21,036,600
	315,000	Johnson Controls International plc		12,691,350
	190,000	United Technologies Corporation		22,055,200
			(Cost $60,675,918)	70,306,519
	COMMERCIAL AND PROFESSIONAL SERVICES (4.6%)
	787,800	Republic Services, Inc.	(Cost $11,167,520)	52,042,068
			(Cost $71,843,438)	122,348,587

	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (4.0%)
INFORMATION	260,000	Applied Materials, Inc.		13,543,400
TECHNOLOGY	185,850	ASML Holding N.V. (Netherlands)		31,817,520
(22.9%)
			(Cost $11,269,875)	45,360,920
	SOFTWARE AND SERVICES (11.7%)
	30,500	Alphabet Inc. (a)		29,252,855
	755,000	eBay Inc. (a)		29,037,300
	605,686	Microsoft Corporation		45,117,550
	380,328	Oracle Corporation		18,388,859
	53,170	Tyler Technologies, Inc. (a)		9,268,594
			(Cost $88,192,428)	131,065,158
	TECHNOLOGY HARDWARE AND EQUIPMENT (7.2%)
	104,000	Apple Inc.		16,028,480
	790,000	Cisco Systems, Inc.		26,567,700
	301,200	QUALCOMM Incorporated		15,614,208
	170,709	Universal Display Corporation		21,995,855
			(Cost $35,927,580)	80,206,243
			(Cost $135,389,883)	256,632,321

MISCELLANEOUS		Other (c)	(Cost $22,065,897)	22,237,159
(2.0%)
TELECOMMUNICATION	521,252	Vodafone Group plc ADR (United Kingdom)	(Cost $16,865,092)	14,834,832
SERVICES
(1.3%)
		TOTAL COMMON STOCKS (101.4%)	(Cost $576,944,763)	1,137,024,733

	Warrant	WARRANT (a)
TECHNOLOGY	281,409	Applied DNA Sciences, Inc.	(Cost $2,814)	196,986
HARDWARE AND
EQUIPMENT
(0.0%)

		Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS	(note 1a)
184,423,860	State Street Institutional Treasury Plus Money Market Fund,
Trust Class, 0.86% (d) (16.4%)	(Cost $184,423,860)	$184,423,860
TOTAL INVESTMENTS (e) (117.8%)	(Cost $761,371,437)	1,321,645,579
Liabilities in excess of receivables and other assets (-0.9%)		(9,865,817)
		1,311,779,762
PREFERRED STOCK (-16.9%)		(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)		1,121,662,587

ADR - American Depository Receipt
(a) Non-income producing security.
(b) Security is held as collateral for options written.
(c) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(d) 7 day yield.
(e) At September 30, 2017, the cost of investments for Federal income tax purposes was $761,578,730; aggregate gross unrealized appreciation was $582,121,890; aggregate gross unrealized depreciation was $22,055,041; and net unrealized appreciation was $560,066,849.

	NET SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITIONS
Oracle Corporation	230,000	380,328	(b)
Tyler Technologies, Inc.	---	53,170	(b)
Wal-Mart Stores, Inc.	200,000	200,000

ADDITIONS
Arantana Therapeutics, Inc.	248,940	867,600
Axis Capital Holdings Limited	57,500	245,000
General Electric Company	50,000	870,000
Johnson Controls International plc	45,000	315,000
Paratek Pharmaceuticals, Inc.	40,000	347,213
Regal Entertainment Group	142,045	607,845

DECREASES
REDUCTIONS
American Express Company	50,000	165,000
Apple Inc.	10,000	104,000
Celgene Corporation	10,000	155,000
Charter Communications, Inc.	5,000	15,000
CVS Health Corporation	67,280	130,000
Diageo plc ADR	35,738	93,210
Gilead Sciences, Inc.	20,000	463,600
Merck & Co., Inc.	30,000	200,191
Nelnet, Inc.	35,000	390,000
Pfizer Inc.	80,000	380,808
QUALCOMM Incorporated	40,000	301,200
Repros Therapeutics Inc.	282,325	237,504
Universal Display Corporation	15,000	170,709

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of
September 30, 2017 is shown in the table.

	COST	VALUE	PERCENT COMMON
INDUSTRY CATEGORY	(000)	(000)	NET ASSETS*
Information Technology
Semiconductors & Semiconductor Equipment	$11,270	$45,361	4.0%
Software & Services	88,192	131,065	11.7
Technology Hardware & Equipment	35,930	80,403	7.2
	135,392	256,829	22.9
Financials
Banks	560	17,714	1.6
Diversified Financials	15,222	54,201	4.8
Insurance	38,060	152,145	13.6
	53,842	224,060	20.0
Consumer Staples
Food, Beverage & Tobacco	60,723	125,925	11.2
Food & Staples Retailing	30,135	45,714	4.1
	90,858	171,639	15.3

Consumer Discretionary
Automobiles & Components	16,175	15,131	1.3
Media	17,124	15,177	1.4
Retailing	56,854	130,911	11.7
	90,153	161,219	14.4
Industrials
Capital Goods	60,676	70,307	6.3
Commercial & Professional Services	11,168	52,042	4.6
	71,844	122,349	10.9
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	47,765	105,182	9.4
Energy	48,162	58,872	5.2
Miscellaneous**	22,066	22,237	2.0
Telecommunication Services	16,865	14,835	1.3
	576,947	1,137,222	101.4
Short-Term Securities	184,424	184,424	16.4
Total Investments	$761,371	1,321,646	117.8
Other Assets and Liabilities - Net		(9,866)	(0.9)
Preferred Stock		(190,117)	(16.9)
Net Assets Applicable to Common Stock		$1,121,663	100.0%

*	Net Assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed, and not restricted.
(see notes to unaudited financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $576,944,763)		$1,137,024,733
Warrant (cost $2,814)		196,986
Money market fund (cost $184,423,860)		184,423,860
Total investments (cost $761,371,437)		1,321,645,579

RECEIVABLES AND OTHER ASSETS
Receivable for securities sold	$4,409,770
Dividends, interest and other receivables	1,686,612
Qualified pension plan asset, net excess funded (note 7)	2,470,386
Prepaid expenses, fixed assets and other assets	549,745	9,116,513

TOTAL ASSETS		1,330,762,092

LIABILITIES
Payable for securities purchased	6,613,473
Accrued preferred stock dividend not yet declared	219,955
Accrued compensation payable to officers and employees	2,826,000
Accrued supplemental pension plan liability (note 7)	5,564,380
Accrued supplemental thrift plan liability (note 7)	3,433,217
Accrued expenses and other liabilities	325,305

TOTAL LIABILITIES		18,982,330

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 26,497,576 shares (note 5)		$1,121,662,587

NET ASSET VALUE PER COMMON SHARE		$42.33

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 26,497,576 shares at par value (note 5)	$26,497,576
Additional paid-in capital (note 5)	453,865,039
Undistributed net investment income (note 5)	5,570,326
Undistributed realized gain on common stocks, options and other	88,782,889
Unallocated distributions on Preferred Stock	(8,703,934)
Unrealized appreciation on common stocks and warrant	560,274,142
Accumulated other comprehensive loss (note 7)	(4,623,451)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,121,662,587

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $598,229)		$16,434,646
Interest		899,007

EXPENSES		17,333,653
Investment research	$5,023,862
Administration and operations	2,732,941
Office space and general	1,269,189
Auditing and legal fees	263,172
Directors’ fees and expenses	190,764
State and local taxes	128,374
Transfer agent, custodian and registrar fees and expenses	126,268
Stockholders’ meeting and reports	81,657	9,816,227
NET INVESTMENT INCOME		7,517,426

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Common stock and warrant transactions	81,887,288
Purchased option transactions	909,677
Written option transactions	1,029,062
	83,826,027
Net increase (decrease) in unrealized appreciation:
Common stocks and warrant	48,495,196
Purchased options	(1,937,440)
Written options	(202,607)
	46,355,149
GAINS AND APPRECIATION ON INVESTMENTS		130,181,176
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		137,698,602
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$129,214,623

	Nine Months Ended
	September 30, 2017	Year Ended
OPERATIONS	(Unaudited)	December 31, 2016
Net investment income	$7,517,426	$8,172,289
Net realized gain on investments	83,826,027	91,570,557
Net increase (decrease) in unrealized appreciation	46,355,149	(15,321,337)
	137,698,602	84,421,509
Distributions to Preferred Stockholders:
From net investment income	—	(1,039,878)
From net capital gains	—	(10,272,094)
Unallocated distributions	(8,483,979)	—
Decrease in net assets from Preferred distributions	(8,483,979)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	129,214,623	73,109,537
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	—	624,419
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(8,988,445)
From net capital gains	(5,423,646)	(75,933,325)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(5,423,646)	(84,921,770)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	33,686,020
Cost of Common Shares purchased	(24,663,082)	(67,991,719)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(24,663,082)	(34,305,699)
NET INCREASE (DECREASE) IN NET ASSETS	99,127,895	(45,493,513)

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	1,022,534,692	1,068,028,205
END OF PERIOD (including under/over distributed net investment income of
$5,570,326 and ($1,947,117), respectively)	$1,121,662,587	$1,022,534,692

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 2017 and for each year in the five-year period ended December 31, 2016. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Nine Months
	Ended
	September 30, 2017		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$37.56	$37.74	$39.77	$41.07	$32.68	$29.78
Net investment income	.28	.30	.48	.32	.17	.24
Net gain (loss) on common stocks, options
and other - realized and unrealized	5.01	3.10	(.99)	2.39	10.51	5.05
Other comprehensive income (loss)	—	.02	.02	(.13)	.20	—
	5.29	3.42	(.49)	2.58	10.88	5.29
Distributions on Preferred Stock:
Dividends from net investment income	—	(.04)	(.12)	(.04)	(.04)	(.04)
Distributions from net capital gains	—	(.38)	(.27)	(.34)	(.35)	(.35)
Unallocated	(.32)	—	—	—	—	—
	(.32)	(.42)	(.39)	(.38)	(.39)	(.39)
Total from investment operations	4.97	3.00	(.88)	2.20	10.49	4.90
Distributions on Common Stock:
Dividends from net investment income	—	(.33)	(.34)	(.32)	(.18)	(.21)
Distributions from net capital gains	(.20)	(2.85)	(.81)	(3.18)	(1.92)	(1.79)
	(.20)	(3.18)	(1.15)	(3.50)	(2.10)	(2.00)
Net asset value, end of period	$42.33	$37.56	$37.74	$39.77	$41.07	$32.68
Per share market value, end of period	$36.02	$31.18	$31.94	$35.00	$35.20	$27.82
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	16.22%*	7.59%	(5.34%)	9.32%	34.24%	19.77%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,121,663	$1,022,535	$1,068,028	$1,227,900	$1,229,470	$955,418
Ratio of expenses to average net assets
applicable to Common Stock	1.21%**	1.27%	1.17%	1.10%	1.27%	1.67%
Ratio of net income to average net assets
applicable to Common Stock	0.93%**	0.78%	1.17%	0.78%	0.47%	0.74%
Portfolio turnover rate	13.86%*	20.29%	14.41%	14.98%	17.12%	9.56%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	690%	638%	662%	746%	747%	603%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.74	$25.77	$26.75	$26.01	$25.30	$25.54

* Not annualized
** Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles
(“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment
Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised.
Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company
as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See
Note 4 for option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2017:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,137,024,733	—	—	$1,137,024,733
Warrant	196,986	—	—	196,986
Money market fund	184,423,860	—	—	184,423,860
Total	$1,321,645,579	—	—	$1,321,645,579

Transfers of Level 3 securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the nine months ended September 30, 2017.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2017 amounted to $152,014,649 and $221,971,906, on long transactions, respectively.

4. OPTIONS - The level of activity in purchased and written options varies from year to year based upon market conditions.
Transactions in purchased calls and put options, as well as written covered call options and collateralized put options for the nine months ended September 30, 2017 were as follows:

PURCHASED OPTIONS	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2016	27,500	$1,347,996	2,068	$273,203
Purchased	2,600	425,682	0	0
Exercised	(28,500)	(1,614,939)	(68)	(8,579)
Expired	(1,600)	(158,739)	(2,000)	(264,624)
Outstanding, September 30, 2017	0	$0	0	$0

WRITTEN OPTIONS	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2016	2,068	$223,189	9,800	$462,617
Written	300	182,383	3,600	622,917
Terminated in closing purchase transactions	(2,368)	(405,572)	(9,806)	(893,003
Expired	0	0	(3,594)	(192,531
Outstanding, September 30, 2017	0	$0	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
26,497,576 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
September 30, 2017.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of
Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the nine months ended September 30, 2017 and the year ended December 31, 2016 were as follows:

	Shares		Amount
	2017	2016	2017	2016
Par value of Shares issued in payment of dividends
and distributions (issued from treasury)	—	1,073,658	—	$1,073,658
Increase in paid-in capital			—	32,612,362
Total increase			—	33,686,020
Par value of Shares purchased (at an average discount from
net asset value of 15.8% and 17.7%, respectively)	(723,539)	(2,149,240)	($723,539)	(2,149,240
Decrease in paid-in capital			(23,939,543)	(65,842,479
Total decrease			(24,663,082)	(67,991,719
Net decrease	(723,539)	(1,075,582)	($24,663,082)	($34,305,699

At September 30, 2017, the Company held in its treasury 5,483,296 shares of Common Stock with an aggregate cost of $180,327,059.
The tax basis distributions during the year ended December 31, 2016 are as follows: ordinary distributions of $10,028,323 and net capital gains distributions of $86,205,419. As of December 31, 2016, distributable earnings on a tax basis included $10,571,042 from undistributed net capital gains and $513,728,459 from net unrealized appreciation on investments if realized in future years.
Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December
31, 2016. As a result, additional paid-in capital was decreased by $1,741 and over-distributed net investment income was decreased by
$1,741. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the nine months ended September
30, 2017 to its officers (identified on back cover) amounted to $4,788,000.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the nine months ended September 30, 2017 were:

Service cost	$376,426
Interest cost	679,848
Expected return on plan assets	(1,044,121)
Amortization of prior service cost	718
Amortization of recognized net actuarial loss	198,499
Net periodic benefit cost	211,370

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and
Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.
The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the nine months ended September 30, 2017 was $697,891. The qualified thrift plan acquired
14,300 shares, sold 26,963 shares, and distributed 31,908 shares of the Company’s Common Stock during the nine months ended
September 30, 2017 and held 573,334 shares of the Company’s Common Stock at September 30, 2017.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provided for aggregate rental payments of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards con-
struction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company had the option, which was not exercised, to renew the lease after February 2018 for five years at market rates. Rental expense approximated $969,400 for the nine months ended September 30, 2017. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2017, and $99,000 in 2018.

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02,
Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize an asset and offsetting liability on the statement of assets and liabilities that arises from entering into a lease, including an operating lease. Existing U.S. GAAP does not require the lessee to record an asset and offsetting liability associated with an operating lease. Generally consistent with existing U.S. GAAP, the annual cost of an operating lease will continue to be reflected as an expense in the statements of operations and changes in net assets and disclosure of the terms of a lease will continue to be reported in the footnotes to the financial statements. ASU 2016-02 is effective for financial statements issued for fiscal years beginning after
December 15, 2018, including interim periods within those fiscal years. Early application is permitted and likely by the Company in conjunction with the expiration of its current operating lease on January 31, 2018 and entrance into a new operating lease which is anticipated to be effective in the first quarter of 2018. This will necessitate reporting an asset and offsetting liability on the statement of assets and liabilities of the Company at that time.

DIRECTORS*

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Rose P. Lynch
Lewis B. Cullman	Jeffrey W. Priest
Clara E. Del Villar	Henry R. Schirmer
John D. Gordan, III	Raymond S. Troubh

(*The Company is a stand-alone fund.)

OFFICERS
Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Anang K. Majmudar, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Linda J. Genid, Corporate Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
INDEPENDENT AUDITORS	Company, LLC
Ernst & Young LLP	6201 15th Avenue
Brooklyn, NY 11219
CUSTODIAN	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company

                          OTHER MATTERS (Unaudited)
Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such
amountsandinsuchmannerastheBoardofDirectorsmaydeemadvisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30,
2017 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the
Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of
Portfolio Holdings (Form N-Q) with the Securities and Exchange
Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalam-
ericaninvestors.com and on the SEC’s website: www.sec.gov. Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public
Reference Room in Washington, DC or through the Company by call-
ing us at 1-800-436-8401. Information on the operation of the SEC’s
Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 13, 2017, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate
Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly cer-
tifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.